SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2002

VESTIN FUND I, LLC
(Exact name of registrant as specified in its charter)

NEVADA	333-32800	88-0446244
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 El Camino Avenue, Suite 206, Las Vegas  89102

(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code (702) 227-0965

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
ITEM 7. EXHIBITS.
SIGNATURE
EXHIBIT 16.2

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

ITEM 7. EXHIBITS.

SIGNATURE

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective April 18, 2002, Vestin Fund I, LLC (the “Company”) approved the engagement of Ernst & Young LLP as its independent accountants for the year ending December 31, 2002 to replace the firm of Grant Thornton LLP, which firm was dismissed as the independent accountants of the Company effective April 18, 2002. Such engagement and dismissal were authorized and approved by the Board of Directors of Vestin Mortgage, Inc., the sole manager of the Company.

The reports of Grant Thornton on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or application of accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2001 and 2000, and during the period from January 1, 2002 through April 18, 2002, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the matter in their report.

The Company has provided Grant Thornton with a copy of this report on Form 8-K/A and has requested Grant Thornton to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 26, 2002, is filed as Exhibit 16.2 to this Form 8-K/A.

ITEM 7. EXHIBITS.

Exhibit 16.1	Letter on Change in Certifying Accountant*
Exhibit 16.2	Updated Letter on Change in Certifying Accountant

*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VESTIN FUND I, LLC

By:	Vestin Mortgage, Inc., its sole manager

/s/ Lance K. Bradford

Lance K. Bradford Director, Secretary and Treasurer (Chief Financial Officer of the Manager)

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